UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 11, 2004

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Middlefield Road, Suite A Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(650) 327-3270

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) On October 12, 2004, Corcept Therapeutics Incorporated (the “Company”) issued a press release announcing the appointment of James A. Harper as a member of its board of directors, effective as of October 11, 2004. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Mr. Harper has spent 30 years in the pharmaceutical and healthcare industries, all in positions with Eli Lilly and Company, from which he retired in 2004. He served as Group Vice President and Chief Marketing Officer from 2001 to 2004 and as President, Diabetes and Growth Disorders Business Unit / Product Group from 1994 to 2001. Mr. Harper was Vice President, Global Pharmaceutical Marketing, from 1993 to 1994 and was President and CEO, Advanced Cardiovascular Systems, Inc. from 1991 to 1993. He currently also serves as the vice chair of the board of the American Diabetes Association Research Foundation as well as being a member of the board of directors of Zymogenetics, Inc., a biotechnology company. Mr. Harper holds an MBA from the Wharton School of Business in Marketing/Finance, and a BA degree in Biology from Vanderbilt University.

The authorized number of directors of the Company was increased from nine to ten in connection with the appointment of Mr. Harper to the board of directors.

The Company’s board of directors has not determined on which committees of the board Mr. Harper will serve.

There has not been any transaction or series of similar transactions, nor is there currently proposed any transaction or series of similar transactions, to which the Company was, is, or would be a party, and in which the amount involved exceeded or would exceed $60,000 and in which Mr. Harper or any member of the immediate family of Mr. Harper had or will have a direct or indirect material interest, other than the grant to Mr. Harper of a an option to purchase 60,000 shares of the Company’s common stock in connection with his appointment to the board of directors. The ability to exercise the option and purchase the underlying shares is based on the following vesting schedule: The first 20% of the underlying shares vest on October 11, 2005 and an additional 1.67% of the underlying shares vest on each monthly anniversary thereof through October 11, 2009.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1	Press release dated October 12, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

By:	/s/ Fred Kurland
Name:	Fred Kurland
Title:	Chief Financial Officer

Date: October 14, 2004

EXHIBIT INDEX

Exhibit 99.1	Press release dated October 12, 2004